Exhibit 10.26

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (this “Agreement”) is made this 1st day of June, 2011 (the “Effective Date”) between:

CYDEX PHARMACEUTICALS, INC., a Delaware corporation with offices at 10513 W. 84th Terrace, Lenexa, Kansas 66214 (“CyDex”); and

THE MEDICINES COMPANY, a Delaware corporation with offices at 8 Sylvan Way, Parsippany, New Jersey 07054 (“MDCO”).

RECITALS

WHEREAS, CyDex and MDCO are also parties to that certain License Agreement of even date herewith (the “License Agreement”); and

WHEREAS, CyDex desires to sell Captisol® to MDCO or its Contract Manufacturers (defined below), and MDCO desires to obtain supplies of Captisol® from CyDex, for use in the Licensed Product, in accordance with the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be legally bound, agree as follows:

1.	DEFINITIONS.

For the purposes of this Agreement, defined terms shall have the meanings defined in the License Agreement or as defined elsewhere in this Agreement. For reference purposes, “Affiliate”, “Captisol”, “Claim”, “Clinical Grade Captisol”, “Commercial Grade Captisol”, “Commercial Launch Date”, “Compound”, “Contract Manufacturer”, “FDA”, “Licensed Product”, “NDA” “Specifications” and “Sublicensee” are defined in the License Agreement.

2.	PURCHASE AND SUPPLY OF CAPTISOL.

2.1 Clinical Quantities. MDCO shall have the right to purchase Clinical Grade Captisol from CyDex, at the purchase prices specified in Exhibit A hereto; such purchase prices [***] CyDex’s production point or storage facilities.

2.2 Purchase Commitment. Subject to the provisions of this Agreement and during the Term of this Agreement, MDCO agrees that MDCO and its Affiliates and Sublicensees and their Contract Manufacturers shall purchase [***] of their requirements for Captisol for use in the formulation of Licensed Product exclusively from CyDex. This Agreement and the License Agreement do not grant MDCO, its Affiliates or Sublicensees or their Contract Manufacturers the right to manufacture (or have manufactured on their behalf) Captisol without CyDex’s prior written consent.

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2.3 Supply Commitment. CyDex agrees that CyDex shall produce (or have produced for it) and sell to MDCO and its Affiliates and Sublicensees and their Contract Manufacturers [***] of MDCO’s and its Affiliates’ and Sublicensees’ and their Contract Manufacturers’ requirements for Captisol for use in the formulation of Licensed Product, during the Term and subject to the provisions of this Agreement; and provided that, and notwithstanding anything to the contrary in this Agreement, in no event shall CyDex be obligated to supply to MDCO or its Affiliates or Sublicensees or their Contract Manufacturers more than an aggregate quantity of [***] (the “Volume Threshold”).

2.4 Third-Party Manufacturers. Without limiting CyDex’s responsibility under this Agreement, CyDex shall [***].

3.	SUPPLY TERMS.

3.1 Long-Term Forecast. No later than [***] to the anticipated Commercial Launch Date by MDCO or its Affiliates or Sublicensees of a Licensed Product in any particular country, MDCO shall provide CyDex with a non-binding forecast setting forth MDCO’s estimate of the required quantities of Commercial Grade Captisol for each of the following [***]. Such long-term forecast shall thereafter be updated by MDCO at least [***].

3.2 Binding Detailed Forecast. At least [***] to the date on which MDCO will issue its first purchase order to CyDex for Commercial Grade Captisol (the “First Commercial Order Date”), MDCO shall provide to CyDex a detailed rolling forecast setting forth MDCO’s requirements and anticipated delivery schedules for Commercial Grade Captisol for each [***] during a [***] period (the “Detailed Forecast”) which includes the [***] in which the First Commercial Order Date occurs and the next [***]. For purposes of this Agreement, a [***] means the [***]. The Detailed Forecast shall thereafter be updated by MDCO quarterly on a rolling basis, no later than the first day of each calendar quarter, so that in each calendar quarter CyDex shall have been provided with a rolling Detailed Forecast for each [***] during the [***] commencing on the first day of the next [***] following the date on which such Detailed Forecast is submitted. The Detailed Forecast shall be firm and binding on MDCO, subject to the permissible variances set forth in Section 3.3 below, with respect to the [***] covered by such updated Detailed Forecast (“Q1”, “Q2”, “Q3”, respectively, and where the fourth [***] shall be “Q4”). If MDCO fails to provide any updated Detailed Forecast in accordance with this Section 3.2, the Detailed Forecast last provided by MDCO shall be deemed to be MDCO’s binding Detailed Forecast for the next succeeding [***]. For clarification purposes, the Detailed Forecast shall not include orders placed by MDCO for quantities of Commercial Grade Captisol to be used for validation purposes.

3.3 Detailed Forecast Variances. Each updated Detailed Forecast may modify the amount of Commercial Grade Captisol estimated in the previous Detailed Forecast in accordance with the following limitations (the “Purchase Volume Limitations”):

(i) for the [***] covered by such updated Detailed Forecast, no change may be made to the forecast provided for the [***] in the immediately preceding Detailed Forecast without the prior express written consent of CyDex;

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(ii) for the [***] covered by such updated Detailed Forecast, no change in excess of a [***] volume increase or decrease may be made to the forecast provided for the [***] in the immediately preceding Detailed Forecast without the prior express written consent of CyDex; and

(iii) for the [***] covered by such updated Detailed Forecast, no change in excess of a [***] volume increase or decrease may be made to the forecast provided for the [***] in the immediately preceding Detailed Forecast without the prior express written consent of CyDex.

3.4 Modified Specifications. CyDex shall have the right to change the Specifications from time to time during the Term, provided however that any such change shall not materially affect commercial viability of License Product or regulatory status of Licensed Product. In the event that CyDex modifies Specifications, CyDex shall give MDCO at least [***] notice of such change. MDCO shall cooperate with CyDex to have such change approved by all regulatory agencies having jurisdiction at CyDex’s own costs, including replacing Captisol already purchased by MDCO with Captisol under the new modified Specifications and reimbursing MDCO all costs associated with the finished product if it is no longer suitable for human use. In the event that any regulatory agency having jurisdiction requires CyDex to implement any changes to the Specifications for Captisol generally (and not for the Licensed Product specifically), CyDex shall use all reasonable efforts to make such changes and shall, within [***] of learning of required changes to the Specifications, advise MDCO as to any lead-time changes or other terms that may result from a change to the Specifications at CyDex’s own costs, including replacing Captisol already purchased by MDCO with Captisol under the new modified Specifications and reimbursing MDCO all costs associated with the finished product if it is no longer suitable for human use. In the event that any modification to Specifications for Captisol generally (and not for the Licensed Product specifically) by CyDex leads to delay or withdrawal of Licensed Product or makes Licensed Product no longer commercially viable, Section 3.5 of this Agreement shall apply.

3.5 Inability to Supply.

(a) Notice. CyDex shall notify MDCO if CyDex is unable to supply the quantity of (i) Commercial Grade Captisol ordered by MDCO in accordance with the Purchase Volume Limitations set forth in Section 3.3 or (ii) Clinical Grade Captisol ordered by MDCO as set forth in Section 2.1 above: (1) within [***] after CyDex’s receipt of a purchase order from MDCO; or (2) immediately upon becoming aware of an event of force majeure or any other event including, but not limited to CyDex’s failure to pass any regulatory inspections or as a result of modified Specifications that would render CyDex unable to supply to MDCO the quantity of Captisol that CyDex is required to supply hereunder.

(b) Allocation. If CyDex is unable to supply to MDCO the quantity of Captisol that CyDex is required to supply hereunder, CyDex (i) shall allocate its available Captisol among MDCO and any other purchasers of Captisol with which CyDex then has an on-going contractual relationship, in proportion to the quantity of Captisol for which each of them has orders pending at such time and (ii) shall take all reasonable steps necessary to minimize supply delays. The supply allocation provided in this Section 3.5(b) and the alternate suppliers

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provisions of Section 3.5(c) shall be CyDex’s sole obligation and MDCO’s sole and exclusive remedy for any supply shortage.

(c) Alternate Suppliers. If CyDex fails to supply to MDCO, or if CyDex will be unable to supply MDCO with [***] of the quantity of Captisol properly forecasted and ordered by MDCO (and provided such order was within the Purchase Volume Limitations) in accordance with this Agreement, for a period of [***] or longer (“Supply Interruption”) then CyDex shall immediately provide written notice to MDCO of the Supply Interruption. In the event of a Supply Interruption:

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(ii) [***]

If CyDex is unable to resolve such Supply Interruption within [***] after the first day of the Supply Interruption or has not taken steps within such time period likely to resolve such Supply Interruption pursuant to clauses 3.5(c)(i) or (ii), then MDCO shall additionally have the non-exclusive right and license, notwithstanding Section 2.1(c) of the License Agreement, to make (by MDCO or its Affiliates) or have made (by a contract manufacturer via sublicense, other than the Third Party Manufacturer) quantities of sulfobutylether (beta) cyclodextrin, sodium salt necessary to replace quantities of Captisol not provided by CyDex due to the Supply Interruption, for use in the Licensed Product. After CyDex resumes manufacture and supply of Captisol, MDCO shall use its best efforts to terminate the supply arrangement with any such third party and continue to purchase Capitsol from CyDex. Any transfer of CyDex’s Captisol manufacturing technology (which shall not include technology which is proprietary to the Third Party Manufacturer or Pfizer) to MDCO or its contract manufacturer shall be subject to contractual covenants reasonably satisfactory to CyDex regarding confidentiality, limitations on use and non-competition. In the event of a dispute between the parties as to whether or not a Supply Interruption has occurred, such dispute shall be finally resolved by short-form arbitration in accordance with Section 14.4(b) of the License Agreement.

3.6 Delivery. Unless otherwise agreed in writing by the parties, Captisol shall be delivered [***] CyDex’s production point or storage facilities.

3.7 Product Recalls. If any Captisol should be alleged or proven not to meet the Specifications, MDCO shall notify CyDex immediately, and both parties shall cooperate fully regarding the investigation and disposition of any such matter. In the event of a dispute arises between the parties as to whether or not Captisol purchased by MDCO meets the Specifications, such dispute shall be immediately resolved by short-form arbitration in accordance with Section 14.4(b) of the License Agreement. If (i) MDCO and CyDex agree in writing that it is appropriate to recall any Licensed Product, or (ii) the FDA requires the recall of any Licensed Product, and in either case such recall is solely due to issues relating to Captisol, then CyDex agrees, upon substantiation thereof, [***]. For clarity, if such recall is not solely due to issues relating to Captisol, or is due in part to MDCO’s breach of this Agreement, negligence or willful misconduct, then MDCO shall pay for such recalls. MDCO shall maintain records of all sales of Licensed Product and customers sufficient to adequately administer any such recall, for a period of [***] after expiration or termination of this Agreement.

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4.	COMPENSATION.

4.1 Pricing.

(a) Captisol Purchase Prices. The purchase prices for Captisol pursuant to this Agreement are as specified in Exhibit A attached hereto. CyDex reserves the right to increase such purchase prices set forth in Exhibit A on each January 1 during the Term, by written notice no less than [***] to MDCO, by a percentage equal to the lesser of (i) the [***].

(b) Shortfall Reimbursement. If MDCO fails to order for any [***] a quantity of Commercial Grade Captisol to be delivered during such [***] that is equal to or greater than the quantity of Commercial Grade Captisol MDCO is obligated to purchase pursuant to the applicable Detailed Forecast (the difference between the quantity of Commercial Grade Captisol MDCO is obligated to purchase in [***] pursuant to the applicable Detailed Forecast and the amount of Commercial Grade Captisol that MDCO actually orders in [***], the “Shortfall”), then MDCO agrees to reimburse CyDex for [***] of the purchase price of the Shortfall quantities.

(c) Compound Supplies. For clarity, MDCO or its Contract Manufacturers shall at their cost arrange for supplies of the Compound.

4.2 Payments. All amounts due hereunder are stated in, and shall be paid in, U.S. dollars. Payment of CyDex’s invoices shall be made within [***] days of MDCO’s receipt of such invoices. Unpaid balances shall accrue interest, from due date until paid, at a rate equal to [***].

5.	REPRESENTATIONS AND WARRANTIES.

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5.2 Mutual Representations and Warranties. The provisions of Section 9.1 (Mutual Representations and Warranties) of the License Agreement are incorporated herein by reference as if fully set forth herein.

5.3 Disclaimer. THE WARRANTIES SET FORTH IN THIS SECTION 5 ARE PROVIDED IN LIEU OF, AND EACH PARTY HEREBY DISCLAIMS, ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR CAPTISOL, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

6.	INDEMNIFICATION.

6.1 By CyDex. CyDex shall defend, indemnify and hold MDCO and its Affiliates and Sublicensees, and each of their respective directors, officers and employees, harmless from and against any and all losses, damages, liabilities, costs and expenses (including the reasonable

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costs and expenses of attorneys and other professionals) (collectively “Losses”) incurred by MDCO as a result of any claim, demand, action or other proceeding (each, a “Claim”) by a Third Party, to the extent such Losses arise out of: (a) the manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Capitsol by CyDex and its Affiliates; or (b) CyDex’s breach of this Agreement, including without limitation any of its representations and warranties set forth in Sections 5.1 and 5.2, and to the extent that such Losses are not due to MDCO’s negligence or misconduct.

6.2 By MDCO. MDCO shall defend, indemnify and hold CyDex and its Affiliates, and each of their respective directors, officers and employees, harmless from and against any and all Losses incurred by CyDex as a result of any Claim by a Third Party, to the extent such Losses arise out of: (a) the manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of the Licensed Product by MDCO, its Affiliates and Sublicensees; or (b) MDCO’s breach of this Agreement, including without limitation any of its representations and warranties set forth in Section 5.2 and to the extent that such Losses are not due to CyDex’s negligence or misconduct.

6.3 Expenses. As the parties intend complete indemnification, all costs and expenses of enforcing any provision of this Section 6 shall also be reimbursed by the Indemnitor.

6.4 Procedure. The party intending to claim indemnification under this Section 6 (an “Indemnitee”) shall promptly notify the other party (the “Indemnitor”) of any Claim in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof whether or not such Claim is rightfully brought; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, unless Indemnitor does not assume the defense, in which case the reasonable fees and expenses of counsel retained by the Indemnitee shall be paid by the Indemnitor. The Indemnitee, and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigations of any Claim. The Indemnitor shall not be liable for the indemnification of any Claim settled or compromised by the Indemnitee without the written consent of the Indemnitor.

7.	LIMITATION OF LIABILITY.

7.1 Limitation of Remedies. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES OR LOSS OF PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 7 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 6, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN SECTION 8 OF THE LICENSE AGREEMENT.

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8.	TERM AND TERMINATION.

8.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue in effect, on a country-by-country basis, until the expiration or termination of the License Agreement, for any reason, unless terminated earlier as set forth herein. The parties agree that [***] to expiration of this Agreement, they shall meet and discuss renewal of this Agreement for an additional term, but neither party shall be obligated to renew the Agreement.

8.2 Termination for Breach.

(a) Notice. If either party believes that the other is in material breach of this Agreement, then the party holding such belief (the “Non-breaching Party”) may deliver notice of such breach to the other party (the “Notified Party”). The Notified Party shall have [***] to cure such breach to the extent involving non-payment of amounts due hereunder, and [***] to either cure such breach for all other material breaches, or, if cure of such breach other than non-payment cannot reasonably be effected within such [***] day period, to deliver to the Non-breaching Party a plan reasonably calculated to cure such breach within a timeframe that is reasonably prompt in light of the circumstances then prevailing but in no event in excess of an additional [***] period. Following delivery of such a plan, the Notified Party shall diligently carry out the plan and cure the breach and the cure period shall be extended by the time period provided in such plan but in no event to exceed [***] from the date of any initial breach notice delivered under this Section 8.2.

(b) Failure to Cure. If the Notified Party fails to cure a material breach of this Agreement as provided for in Section 8.2, then the Non-Breaching Party may terminate this Agreement upon written notice to the Notified Party.

(a) Disputes. If a party gives notice of termination under this Section 8.2 and the other Party disputes whether such termination is proper under this Section 8.2, then the issue of whether this Agreement may properly be terminated upon expiration of the notice period (unless such breach is cured as provided in Section 8.2) shall be resolved in accordance with Section 14.4 of the License Agreement. If as a result of such dispute resolution process it is determined that the notice of termination was proper, then such termination shall be deemed to have been effective [***] following the date of the notice of termination (or such other time period applicable pursuant to Section 8.2). If as a result of such dispute resolution process it is determined that the notice of termination was improper, then no termination shall have occurred and this Agreement shall remain in effect.

8.3 Termination with License Agreement. Unless otherwise agreed upon by the parties, this Agreement shall automatically terminate upon the expiration or termination, for whatever reason, of the License Agreement.

8.4 Survival. Notwithstanding any other provisions of this Agreement, any liability or obligation of either party to the other for acts or omissions prior to the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement. Such termination or expiration shall not relieve either party from obligations that are expressly indicated to survive termination or expiration of this Agreement. Sections 3.7 (Product Recalls),

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4.2 (Payments), 5.3 (Disclaimer), 6 (Indemnification), 7 (Limitation of Liability), 8.4 (Survival), and 9 (General Provisions) shall survive termination or expiration of this Agreement.

9.	GENERAL PROVISIONS.

The following Sections of the License Agreement are incorporated into this Agreement by this reference as if fully set forth herein: 7.2 (Material Safety), 7.3 (Adverse Event Reporting), 8 (Confidentiality) and 14 (General Provisions). In the event that there is any conflict between this Agreement and the License Agreement, the License Agreement shall govern.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

CYDEX PHARMACEUTICALS, INC.

By:	/s/ Matt Foehr

Name:	Matt Foehr

Title:	Executive Vice President, Chief Operating Officer

THE MEDICINES COMPANY

By:	/s/ Clive A. Meanwell

Name:	Clive A. Meanwell

Title:	Chairman and CEO

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EXHIBIT A: PURCHASE PRICES FOR CAPTISOL

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SUPPLY AGREEMENT	EXHIBIT A - 1

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